UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2 TO
SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HIGHBURY FINANCIAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Preliminary Copies

HIGHBURY FINANCIAL INC.
999 Eighteenth Street, Suite 3000
Denver, Colorado 80202

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Highbury Financial Inc. (“Highbury”) which will be held at the principal executive offices of Highbury, 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, on       ,       , 2009 at 9:00 a.m. local time.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of 2009 Annual Meeting of Stockholders and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to submit your proxy by signing, dating and returning the enclosed WHITE proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Highbury. I look forward to greeting as many of our fellow stockholders as possible.

Sincerely,
Richard S. Foote, President and Chief Executive Officer

      , 2009

HIGHBURY FINANCIAL INC.
999 Eighteenth Street, Suite 3000
Denver, Colorado 80202

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of the Stockholders of Highbury Financial Inc. at 9:00 a.m., local time, on       , 2009, at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. At this meeting, you will be asked to consider and vote upon the following:

(1)	The election of two directors to our Board of Directors to serve for a term of three years or until a successor is duly elected and qualified;
(2)	A non-binding stockholder proposal recommending that our Board of Directors amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate our classified Board of Directors, if properly presented at the Annual Meeting;
(3)	A non-binding stockholder proposal recommending that the Board of Directors redeem all rights under our Rights Agreement, dated as of August 10, 2009, and that our Board of Directors obtain stockholder approval prior to entering into any future rights agreement, if properly presented at the Annual Meeting; and
(4)	The transaction of other business as may come properly before the Annual Meeting or any meetings held upon postponement or adjournment of the Annual Meeting.

Our Board of Directors has fixed the close of business on       , 2009 as the record date for the determination of stockholders entitled to vote at the Annual Meeting or any meetings held upon postponement or adjournment of the Annual Meeting. Only record holders of our common stock at the close of business on that day will be entitled to vote. A copy of our 2008 Annual Report on Form 10-K is enclosed with this notice, but is not part of the proxy soliciting material.

Peerless Systems Corporation has given us notice of its intention to propose a director nominee and the two stockholder proposals described above at the Annual Meeting. Pursuant to our bylaws, the chairman of the Annual Meeting may declare the Peerless proposals to not be properly presented at the meeting if a qualified representative of Peerless does not appear at the Annual Meeting of stockholders to present its director nominee and Proposal Nos. 2 and 3. An authorized representative of Peerless includes a duly authorized officer, manager or partner of Peerless or another person authorized by a writing executed by Peerless to act by Peerless as proxy at the Annual Meeting. We urge you not to submit any proxy card sent to you by Peerless Systems Corporation or its representatives. You can revoke any Peerless proxy card you may have previously submitted by voting and submitting the WHITE proxy card included with this proxy statement, following the voting directions provided by your bank or broker, or voting in person at the Annual Meeting.

We invite you to attend the meeting and vote in person. If you cannot attend, to assure that you are represented at the meeting, please sign and return the enclosed WHITE proxy card as promptly as possible in the enclosed postage prepaid envelope. If you attend the meeting, you may vote in person, even if you previously returned a signed proxy.

By Order of the Board of Directors,
R. Bradley Forth, Secretary and Chief Financial Officer

      , 2009

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on       , 2009.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available on our Internet web site at www.highburyfinancial.com.

Q.	What is the purpose of the Annual Meeting?
A.	The purpose of our Annual Meeting is for the stockholders to consider and vote upon (i) the election of two directors, (ii) a non-binding stockholder proposal recommending that our Board of Directors, or the Board, amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate our classified Board, if properly presented at the Annual Meeting, (iii) a non-binding stockholder proposal recommending that the Board redeem all rights under our Rights Agreement, dated as of August 10, 2009, or the Rights Agreement, and that our Board obtain stockholder approval prior to entering into any future rights agreement, if properly presented at the Annual Meeting, and (iv) such other matters as may properly come before the meeting.
Q.	Where will the Annual Meeting be held?
A.	The 2009 Annual Meeting will be held on , , 2009 at 9:00 a.m. (local time), at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202.
Q.	Who is soliciting my vote?
A.	The Board is soliciting your proxy to vote at the Annual Meeting. We intend to mail this proxy statement and form of proxy to stockholders on or about , 2009. Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.
Q.	What am I voting on?
A.	You are voting on the following items:

Proposal No. 1 — The election of two directors to the Board for a term of 3 years or until a successor is duly elected and qualified.

Proposal No. 2 — A non-binding stockholder proposal recommending that our Board amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate our classified Board, if properly presented at the Annual Meeting.

Proposal No. 3 — A non-binding stockholder proposal recommending that our Board redeem all rights under our Rights Agreement, dated as of August 10, 2009, and that our Board obtain stockholder approval prior to entering into any future rights agreement, if properly presented at the Annual Meeting.

Q.	What are the voting recommendations of the Board?
A.	Our Board has nominated Hoyt Ammidon Jr. and John D. Weil for election to the Board. We have received notice that Peerless Systems Corporation, or Peerless, intends to nominate a director for election to the Board. Our Board has not endorsed and we are not soliciting proxies for the election of Peerless’ nominee. The Board recommends a vote FOR the election of Messrs. Ammidon and Weil to the Board.

Peerless has also provided notice to us that it intends to present Proposal No. 2 and Proposal No. 3 at the Annual Meeting. Our Board recommends a vote AGAINST each of Proposal No. 2 and Proposal No. 3, if the proposals are properly presented at the Annual Meeting. Pursuant to our bylaws, the chairman of the Annual Meeting may declare the Peerless proposals to not be properly presented at the meeting if a qualified representative of Peerless does not appear at the Annual Meeting of stockholders to present its director nominee and Proposal Nos. 2 and 3. An authorized representative of Peerless includes a duly authorized officer, manager or partner of Peerless or another person authorized by a writing executed by Peerless to act by Peerless as proxy at the Annual Meeting.

We are not responsible for the accuracy of any information provided by Peerless in any proxy solicitation materials disseminated by Peerless or any other statements that Peerless may otherwise make. Our Board recommends that you NOT sign or return any proxy card sent to you by Peerless or its representatives.

Q.	Will any other matters be voted on?
A.	The Board does not intend to present any other matters at the meeting. Except for the proposals described in this proxy statement, we do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, your signed WHITE proxy card gives authority to Richard S. Foote and R. Bradley Forth as proxies, with full power of substitution, or Proxies, to vote on such matters in their discretion.
Q.	Who is entitled to vote?
A.	Stockholders of record as of the close of business on , 2009, or the Record Date, are entitled to vote at the Annual Meeting.
Q.	How many votes do I have?
A.	You will have one vote for every share of Highbury common stock that you owned at the close of business on the Record Date. You are not entitled to cumulate your vote. On the Record Date, there were shares of common stock outstanding.
Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.	Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Highbury’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Highbury.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank, broker or other nominee, which is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote and are also invited to attend the Annual Meeting provided that you receive a legal proxy from your bank, broker or other nominee or bring your most recent brokerage statement to the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank, broker or other nominee has enclosed a voting instruction card for you to use for providing directions for how to vote your shares.

Q.	How do I vote?
A.	If you are a stockholder of record, there are two ways to vote:
•	By completing and mailing the WHITE proxy card included with this proxy statement; or
•	By written ballot at the Annual Meeting.

If you return your WHITE proxy card but you do not indicate your voting preferences, the Proxies will vote your shares FOR Hoyt Ammidon Jr. and John D. Weil in Proposal No. 1 and AGAINST each of Proposal No. 2 and Proposal No. 3.

If your shares are held in street name, you should follow the voting directions provided by your bank, broker or other nominee. You may complete and mail a voting instruction card to your bank, broker or other nominee or, in most cases, submit voting instructions by the Internet or telephone to your bank, broker or other nominee. If you provide specific voting instructions by mail, the Internet or telephone, your shares should be voted by your bank, broker or other nominee as you have directed.

We will distribute written ballots at the Annual Meeting to any stockholder who wants to vote. If you hold your shares in street name, you must request a legal proxy from your bank or broker to vote at the Annual Meeting.

Peerless has given us notice of its intention to propose an alternate director nominee and the two stockholder proposals described above at the Annual Meeting. We urge you not to submit any proxy card sent to you by Peerless or its representatives.

Q.	Can I change my vote or revoke my proxy?
A.	Yes. You can change your vote or revoke your proxy any time before the Annual Meeting by:
•	Returning a later-dated WHITE proxy card;
•	Sending written notice of revocation to Richard S. Foote, President and Chief Executive Officer, at Highbury’s address of record, which is 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202;
•	Completing a written ballot at the Annual Meeting; or
•	If you are a beneficial owner, following the instructions provided by your bank, broker or other nominee.

You may also revoke any Peerless proxy card you may have previously submitted by taking one of the actions described above.

Q.	How are votes counted?
A.	Votes are counted by the inspector of election designated by the Board.
Q.	Who pays for soliciting proxies?
A.	Highbury will pay for the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy to our stockholders, as well as the cost of soliciting proxies relating to the proposals included in this proxy statement. We may request banks and brokers to solicit their customers, on whose behalf such banks and brokers hold our common stock in street name. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses for these solicitations. In addition to us, the participants in the solicitation of proxies pursuant to this proxy statement include our directors and R. Bradley Forth, our executive vice president, chief financial officer and secretary. For additional information about each participant, see Schedule I to this proxy statement. We will pay no additional compensation to our directors or Mr. Forth for these activities. In addition, we have engaged Morrow & Co., Inc. to assist us in the solicitation of proxies. The fee for these services will be $40,000 in addition to out-of-pocket expenses. We estimate that the total cost of our solicitation of proxies, excluding costs normally incurred in a solicitation of proxies in an uncontested election of directors, will be approximately $200,000, of which approximately $65,000 has been expended as of October 16, 2009.
Q.	What is the quorum requirement of the Annual Meeting?
A.	A majority of the outstanding shares on the Record Date, represented in person or by proxy at the Annual Meeting, constitutes a quorum for voting on items at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions will be counted in determining the quorum. On the Record Date, there were shares of common stock outstanding and holders of record of common stock. A majority of common stock, or shares, will constitute a quorum.
Q.	What are broker non-votes?
A.	Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual Meeting. If a broker does not receive voting instructions from the beneficial owner, it may vote the shares of the beneficial owner on routine matters but not non-routine matters. Each of Proposal No. 1, Proposal No. 2 and Proposal No. 3 is a non-routine matter.
Q.	What vote is required to approve each proposal?
A.	Proposal No. 1 — The candidate who receives a plurality of the votes cast in the election of each director will be elected. Therefore, the two candidates receiving the highest number of votes will be elected. Votes withheld from voting for a candidate, abstentions and broker non-votes will effect the election because, including both our Board's nominees and the Peerless nominee, there are more nominees than board seats.

Proposal No. 2 — Approval of Proposal No. 2 requires the affirmative vote of a majority of shares of our common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will not be considered “present” for purposes of voting on Proposal No. 2 and will not be counted in determining the number of shares necessary for approval. Abstentions will be considered a “no” vote with respect to Proposal No. 2.

Proposal No. 3 — Approval of Proposal No. 3 requires the affirmative vote of a majority of shares of our common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will not be considered “present” for purposes of voting on Proposal No. 3 and will not be counted in determining the number of shares necessary for approval. Abstentions will be considered a “no” vote with respect to Proposal No. 3.

Q.	Who can attend the Annual Meeting?
A.	All Highbury stockholders as of the close of business on the Record Date may attend.
Q.	What do I need to do to attend the Annual Meeting?
A.	If you are a stockholder of record, your WHITE proxy card is your admission ticket to the Annual Meeting. If you own shares in street name, you will need to ask your broker, bank or other nominee for an admission ticket in the form of a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the Annual Meeting. We can use your statement to verify your ownership of our common stock and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy.
Q.	What does it mean if I get more than one WHITE proxy card?
A.	It means you own shares in more than one account. You should vote the shares on each of your WHITE proxy cards.
Q.	I own my shares indirectly through my broker, bank, or other nominee, and I receive multiple copies of the annual report, proxy statement, and other mailings because more than one person in my household is a beneficial owner. How can I change the number of copies of these mailings that are sent to my household?
A.	If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank, or other nominee.
Q.	Multiple stockholders live in my household, and together we received only one copy of this year’s annual report and proxy statement. How can I obtain my own separate copy of those documents for the Annual Meeting?
A.	You may pick up copies in person at the Annual Meeting or download them from our Internet web site, http://www.highburyfinancial.com (click on the link to Annual Meeting materials on the Investor Information page). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed and are a stockholder of record, we will mail them promptly if you request them from our corporate office by phone at (303) 357-4802 or by mail to 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, Attention: Investor Relations. We cannot guarantee you will receive mailed copies before the Annual Meeting.
Q.	Where can I find the voting results of the Annual Meeting?
A.	We plan to announce preliminary voting results at the Annual Meeting and publish final results in our first periodic report filed with the Securities and Exchange Commission, or SEC, after the Annual Meeting.

Q.	What is the deadline for consideration of stockholder proposals?
A.	If a proposal is presented by a stockholder at our Annual Meeting for which we did not receive notice on or before June 26, 2009 (the last day under SEC rules by which a proposal could be submitted for inclusion in this proxy statement), then the proxy holders designated by the Board may exercise their discretionary voting authority with regard to such matter. In addition, if the Board determines that a proposal was not properly brought before the meeting in accordance with the requirements described above, the Chairman of the Board may declare that the matter will not be considered at the Annual Meeting.

A stockholder who wants to present a proposal at the 2010 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, Attention: Corporate Secretary, on or before       , 2010. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

A stockholder who wants to present a proposal at the 2010 annual meeting (but not to include the proposal in our proxy statement) or to nominate a person for election as a director must comply with the requirements set forth in our by-laws. Our by-laws require, among other things, that our corporate secretary receive written notice from the record holder of intent to present such proposal or nomination no less than 90 days and no more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, if the annual meeting with respect to which such notice is to be tendered is held more than 30 days before or more than 70 days after such anniversary date, to be timely, notice by the stockholder must be delivered no less than 90 days and no more than 120 days before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Therefore, if the 2010 annual meeting is held within 30 days before or 70 days after the anniversary date of the 2009 annual meeting, we must receive notice of a proposal no earlier than       , 2010, and no later than       , 2010. The notice must contain the information required by our by-laws. You may obtain a print copy of our by-laws upon request from our corporate secretary at Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, or in Highbury’s public filings posted on the SEC website at http://www.sec.gov. In addition, any person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

Q.	Who can help answer my questions?
A.	If you have questions about the Annual Meeting or if you need additional copies of the proxy statement or the enclosed WHITE proxy card you should contact:

Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202
Attention: Corporate Secretary
Tel: (303) 357-4802

You may also obtain additional information about Highbury from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

HIGHBURY FINANCIAL INC.
999 Eighteenth Street, Suite 3000
Denver, Colorado 80202
PROXY STATEMENT

GENERAL INFORMATION

We are sending you this proxy statement on or about       , 2009 in connection with the solicitation of proxies by our Board. The proxies are for use at our 2009 Annual Meeting of Stockholders, which we will hold at 9:00 a.m., local time, on       ,       , 2009 at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. The proxies will remain valid for use at any meetings held upon postponement or adjournment of that meeting. The record date for the meeting is the close of business on       , 2009. All holders of record of our common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon postponement or adjournment of that meeting. Our principal executive offices are located at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, and our telephone number is (303) 357-4802.

A WHITE proxy card is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed WHITE proxy card as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the meeting. You may revoke your WHITE proxy card at any time prior to its use by sending to our President and Chief Executive Officer an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Unless you instruct otherwise in the WHITE proxy card, any WHITE proxy card, if not revoked, will be voted at the meeting:

•	FOR our Board’s nominees for director;
•	AGAINST a non-binding stockholder proposal recommending that our Board amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate our classified Board, if properly presented at the Annual Meeting;
•	AGAINST a non-binding stockholder proposal recommending that the Board redeem all rights under our Rights Agreement, dated as of August 10, 2009, and that our Board obtain stockholder approval prior to entering into any future rights agreement, if properly presented at the Annual Meeting; and
•	By the proxy holders designated by the Board with regard to all other matters properly brought before the Annual Meeting, in their discretion.

Our only voting securities with respect to the proposals included in this proxy statement are the outstanding shares of our common stock. At the record date, we had        shares of common stock outstanding and        stockholders of record. If the stockholders of record present in person or represented by their proxies at the meeting hold at least a majority of our outstanding shares of common stock, a quorum will exist for the transaction of business at the meeting. Stockholders of record who abstain from voting are counted as present for quorum purposes. In accordance with Delaware law, a list of stockholders entitled to vote will be available at the meeting.

For each share of common stock you hold on the record date, you are entitled to one vote on all matters that we will consider at the Annual Meeting. You are not entitled to cumulate your votes. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called “broker non-votes.”

The voting requirements for the proposals we will consider at the meeting are:

•	Proposal No. 1 — The candidate who receives a plurality of the votes cast in the election of each director will be elected. Therefore, the two candidates receiving the highest number of votes will be elected.
•	Proposal No. 2 — Approval of Proposal No. 2 requires the affirmative vote of a majority of shares of our common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.
•	Proposal No. 3 — Approval of Proposal No. 3 requires the affirmative vote of a majority of shares of our common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting.

We will pay for the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy to our stockholders, as well as the cost of soliciting proxies on our behalf relating to the proposals included in this proxy statement. We have requested banks and brokers to solicit their customers who beneficially own our common stock in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses relating to these solicitations. In addition to us, the participants in the solicitation of proxies pursuant to this proxy statement include our directors and R. Bradley Forth, our Executive Vice President, Chief Financial Officer and Secretary. We will pay no additional compensation to our directors or Mr. Forth for these activities. In addition, we have engaged Morrow & Co., Inc. to assist us in the solicitation of proxies. The fee for these services will be $40,000 in addition to out-of-pocket expenses. We estimate that the total cost of our solicitation of proxies, excluding costs normally incurred in a solicitation of proxies in an uncontested election of directors, will be approximately $200,000, of which approximately $65,000 has been expended as of October 16, 2009.

Discussions with Peerless and Defensive Actions Taken to Protect All Stockholders

In May 2009, Peerless’ nominee, Timothy Brog, who is also the chairman of the board of Peerless, contacted Mr. Foote and requested a meeting with him to discuss our growth strategy. Mr. Foote met with Mr. Brog in May 2009 and delivered a presentation regarding our growth strategy. Subsequently Mr. Brog and his adviser Jeff Wald requested another meeting with Mr. Foote to discuss Peerless’ interest in increasing the size of its investment in us. At that meeting later in May 2009 Mr. Brog stated it was Peerless’ intention to acquire enough shares so its ownership in us would exceed 51% of our common stock in order for Peerless to control us and consolidate its financial statements. In light of these initial discussions with Peerless, our Board decided to review its governing documents to determine if they provided adequate protection to allow our Board to act in a thoughtful manner to protect the interests of all of our stockholders.

On June 26, 2009, we amended and restated our Bylaws to include the necessary provisions to assure that certain corporate action, including changes in the composition of our Board, is not proposed or taken by an aggressive stockholder or group of stockholders before our Board and our remaining stockholders have had adequate opportunity to consider the implications of such action on the long-term interests of our stockholders. The amendments to the Bylaws included, among other things (i) providing that a special meeting of stockholders may not be called by the stockholders; (ii) establishing procedures for action by written consent of stockholders; (iii) clarifying that vacancies on our Board and newly created directorships shall be filled solely by our Board (prior to the amendment, the Bylaws provided that our Board shall fill such vacancies but did not explicitly give the Board the sole power to do so); and (iv) providing that amendments to our Bylaws require the approval of either 66 2/3% of the outstanding voting power of our stockholders or our Board. The amendment also modified existing provisions providing for advance notice of stockholder proposals (other than proposals properly made in accordance with Rule 14a-8 under the Exchange Act) and director nominations to require stockholders to provide advance notice of stockholder proposals or nominations of directors at an annual meeting of stockholders not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, subject to certain exceptions. The notice must also provide detailed information about the proposal and detailed information about the stockholder submitting the proposal as specified in the Bylaws. The previous advance notice provisions required notice not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting and did not require all of the information currently required in the notice regarding the director nomination and stockholder proposals.

On June 29, 2009, our Chairman, Bruce Cameron, met with Mr. Brog. Mr. Brog told Mr. Cameron that he wanted our Board and management to resign. Mr. Cameron responded that if stockholders representing a majority of our outstanding common stock requested that our Board and management resign then he would recommend that our Board and management resign.

On July 1, 2009, Richard S. Foote, our President and Chief Executive Officer, met with representatives of four of our largest stockholders, including Peerless. The representatives were: Mr. Brog on behalf of Peerless, John Weil, one of our directors (although not a director at the time of the meeting), on behalf of Woodbourne Partners, L.P., Eric Kuby and Peter Gottlieb on behalf of North Star Investment Management Corp., and Terry Diamond and David Kelson on behalf of Talon Asset Management, LLC. These four stockholders beneficially owned shares of common stock representing approximately 48% of the aggregate voting power of our outstanding shares of common stock at that time. At this meeting, the four stockholders requested that our Board be reconstituted to include a representative of each of the four stockholders and one representative of management. Based on our recollection, each of Messrs. Brog, Kelson, Kuby and Gottlieb also requested that our management should resign. Subsequent to the meeting, each of Peerless, North Star Investment Management Corp. and Talon Asset Management, LLC sent letters to us requesting that our Board and management resign. These three stockholders beneficially owned in the aggregate shares of common stock representing approximately 33% of the aggregate voting power of our outstanding shares of common stock at that time.

In mid-July 2009 the Special Committee of our Board initiated a process of reaching out to our largest stockholders, other than our officers and directors, so that the independent directors on the Special Committee could hear first hand the stockholders’ concerns and views as to the future direction of our company. The stockholders were advised that the Special Committee would not be able to discuss on the call any material nonpublic information, such as the strategic options the Special Committee had under consideration, but wanted to listen to the views of our largest stockholders, other than our officers and directors, so that the Special Committee could take those views into account in the Special Committee’s deliberations. The Special Committee was advised that senior representatives of Peerless, Woodbourne Partners, L.P., North Star Investment Management Corp. and Talon Asset Management, LLC preferred to participate in a single call with the Special Committee and such a call was held on July 22, 2009. Senior representatives of those four stockholders and all members of the Special Committee participated. During the call, several of the large stockholders said that our Board of Directors should be reconstituted as a five person Board comprised of one representative of each of the four large stockholders on the call and one member of current management. The Special Committee asked the stockholders what strategic direction they would take our company in once they controlled our Board. The stockholders responded that they wanted to build value for stockholders but could not decide on a strategic direction for our company until after they were in control of our Board. During the call, several of the participating stockholders also criticized past actions of management and our Board.

On July 20, 2009, Peerless sent a letter to our Board reiterating its demand made at the July 1, 2009 meeting that our Board and our management resign. Peerless also requested that certain amendments to our Bylaws be rescinded.

On July 24, 2009, Peerless sent a letter to us requesting to inspect an expansive list of our books and records pursuant to Section 220 of the Delaware General Corporation Law without listing a proper business purpose to do so. We responded to Peerless that the request did not specify a proper business purpose for the inspection. No further request was submitted by Peerless.

On August 10, 2009, we entered into the Rights Agreement as described in Proposal No. 3 of this proxy statement. The Rights Agreement, and the preferred share purchase rights distributed to our stockholders, are designed to (i) assure that all of our stockholders receive fair and equal treatment in the event of any proposed takeover of us, (ii) guard against two-tier, partial or other coercive tender offers, open market accumulations and other tactics designed to gain control of us without paying all stockholders a fair price, (iii) provide our Board with sufficient time to review takeover proposals and consider available alternatives and (iv) enhance our Board’s ability to negotiate with a prospective acquirer. In response to the expressed concerns of stockholders, we also amended our Bylaws to lower the stockholder approval threshold to amend our Bylaws to a majority of the outstanding voting power of our stockholders.

On September 4, 2009, Mr. Brog had a conversation with our counsel regarding Mr. Brog’s desire to serve on our Board and on September 8, 2009 he was advised by our counsel in a phone call that our Board had unanimously rejected his request. Our Board unanimously rejected Mr. Brog’s request to be elected to the Board because the Board does not believe that Mr. Brog is a qualified candidate to join our Board. Our Board believes Mr. Brog’s experience in the investment management industry is limited in both scale and scope. Our Board also believes that Mr. Brog would be a disruptive influence on our Board due to his history as a corporate raider. In addition, because Mr. Brog’s stated objective is for Peerless to take control of Highbury, our Board believes his interests are not aligned with those of our stockholders.

On September 9, 2009, Peerless submitted a Notice of Intention to Present Business and Nomination (the “Notice”) to our Secretary. In the Notice, Peerless provided notice of its intent to nominate Mr. Brog at the Annual Meeting for election as a director. The Notice also stated that Peerless intends to present Proposal No. 2 and Proposal No. 3 at the Annual Meeting.

On September 11, 2009, in a conversation with certain of our representatives, Mr. Brog threatened to exercise all of Peerless’ warrants, despite having been advised of the consequences to us, which could have included the termination of the investment advisory agreement between Aston Asset Management LLC, or Aston, our wholly owned subsidiary and the Aston Funds and, therefore, a loss of 100% of our revenue. Mr. Brog also stated to Messrs. Foote and Cameron that he expected the warrant exercise would force Aston and the board of trustees of the Aston Funds to approve the change of control, so Peerless could claim it “controlled” us.

On September 14, 2009, we entered into the Second Exchange Agreement which is described in this proxy statement in “Certain Relationships and Related Transactions — Exchange Agreements.” We entered into the Second Exchange Agreement in order to prevent a single stockholder, such as Peerless, from acquiring ownership beneficially of more than 25% of our outstanding voting securities, which could trigger a presumptive change of control under Section 2(a)(9) of the Investment Company Act of 1940, as amended, of Aston. A change of control of Aston could automatically terminate the investment advisory agreement between Aston and the Aston Funds, even if there is no change in the personnel of Aston. The Aston Funds are the primary source of revenue for both us and Aston. If the investment advisory agreement between Aston and the Aston Funds is terminated due to a change of control, our business, as well as the business of Aston, could potentially be significantly damaged.

On October 13, 2009, Peerless filed a preliminary proxy statement for the purpose of soliciting proxies for the election of Mr. Brog and for Proposal No. 2 and Proposal No. 3.

On October 13, 2009, Peerless made a demand to inspect and copy certain stock list materials of our company pursuant to Section 220 of the Delaware General Corporation Law.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are asking our stockholders to elect two members to serve on our Board for a term of office consisting of three years or until a successor is elected and qualified. Our Board has nominated Hoyt Ammidon Jr. and John D. Weil for election as directors. Each of the Board’s nominees has consented to being named in this proxy statement and to serving as a director if elected.

Each of our Board’s nominees is currently serving as one of our directors. The term of office of the nominees expires on the date of the Annual Meeting. Hoyt Ammidon Jr. has served on our Board since December 18, 2008 and John D. Weil has served on our Board since August 10, 2009.

The Proxies have advised us that at the meeting they will vote for the election of our Board’s nominees named below, unless a contrary direction is indicated. If either of our Board’s nominees becomes unable to serve or for good cause will not serve, the persons named as proxies have discretionary authority to vote for an alternative nominee designated by our Board or the Nominating and Corporate Governance Committee of our Board.

No arrangement or understanding exists between either of the Board’s nominees and any other person or persons pursuant to which the nominee was or is to be selected as a director. Neither of the Board’s nominees has a family relationship with any of our executive officers or other directors.

Information Concerning Nominees to Our Board

Our Board’s director nominees, their age and present position with Highbury, are as follows:

Name	Age	Position with the Company
Hoyt Ammidon Jr.	72	Director
John D. Weil	68	Director

Hoyt Ammidon Jr. has been a member of our Board since December 2008 and lead independent director since April 2009. Mr. Ammidon has been an Advisory Director for Berkshire Capital Securities LLC, or Berkshire Capital, a New York-based investment banking firm, since 2004. Prior to this role, he served as a Managing Director at Berkshire Capital and its predecessor from 1994 to 2004. Mr. Ammidon was previously at Cazenove Incorporated, where he was President of its U.S. brokerage and investment banking subsidiary from 1988 to 1993. He was also formerly the Managing Director of Chase Investment Bank’s Merger and Acquisition Division from 1985 to 1987, and Senior Vice President in E.F. Hutton Company’s Corporate Finance Department from 1977 to 1985. Mr. Ammidon began his career in corporate finance at Morgan Stanley & Co. from 1963 to 1976 and worked in Paris for three years for Morgan & Cie. International from 1972 to 1975. He is a former director of Tetra Technologies, Inc., Balchem Corporation and W. H. Smith Group (USA). He has also served as a member of the Securities Industry Association’s International Committee. Mr. Ammidon earned a BA in history from Yale University in 1959 and then served as a captain and aviator in the United States Marine Corps from 1959 to 1963.

John D. Weil has been a member of our Board since August 2009. Mr. Weil currently serves as President of Clayton Management Company, an investment firm, and has served in this capacity since 1978. Mr. Weil has also served as a trustee of Washington University in St. Louis since 2004 and has served as President of the governing board of the St. Louis Art Museum since 2008. Mr. Weil has served as a member of the Board of Directors of PICO Holdings, Inc. since 1996 and as Lead Director from May 2007 until he was elected Chairman in February 2008. Mr. Weil has also served as a member of the board of directors of Allied Health Products, Inc. and Baldwin & Lyons, Inc. since 1997.

We have been informed by Peerless that it intends to present a nominee for election to our Board at the Annual Meeting. We are not soliciting proxies for the election of Peerless’ nominee. We urge you not to return any proxy sent to you by Peerless or its representatives.

Our Board believes that the two Board nominees for director are well qualified candidates who have shown their commitment to us in their time served as directors. In addition, we believe that the experience of each candidate in the investment management industry, as well as each candidate’s experience serving on the boards of directors of other companies, is very valuable to us.

Our Board recommends that the stockholders vote FOR Proposal No. 1 to elect Messrs. Ammidon and Weil as directors for a three year term to expire on the date of our annual meeting in 2012.

Information About Our Non-Nominee Directors and Officers

The directors and officers of Highbury who are not nominees for election at the 2008 Annual Meeting, their ages and present positions with Highbury, are as follows:

Name	Age	Position with the Company
R. Bruce Cameron	53	Chairman of the Board
Richard S. Foote	46	President, Chief Executive Officer and Director
Stuart D. Bilton	63	Director
Kenneth C. Anderson	45	Director
Aidan J. Riordan	37	Director
Theodore M. Leary Jr.	64	Director
R. Bradley Forth	30	Executive Vice President, Chief Financial Officer and Secretary

R. Bruce Cameron, CFA has been our chairman of the board since our inception. Mr. Cameron has been the president and chief executive officer of Berkshire Capital since its formation in May 2004. Mr. Cameron co-founded Berkshire Capital Corporation, the predecessor firm to Berkshire Capital, in 1983 as the first independent investment bank covering the financial services industry, with a focus on investment management and capital markets firms. Mr. Cameron and his partners have advised on approximately 230 mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of nearly $446 billion and aggregate transaction value in excess of $10.3 billion. Mr. Cameron is the managing member of Broad Hollow LLC, an entity formed for the purpose of facilitating the investments in us made by our founding stockholders, which owns 776,250 shares of our common stock and 75,000 of our units. Prior to forming Berkshire Capital Corporation, Mr. Cameron was an associate director of Paine Webber Group Inc.’s Strategic Planning Group from 1981 through 1983. Mr. Cameron began his career at Prudential Insurance Company from 1978 through 1980, working first in the Comptroller’s Department and then in the Planning & Coordination Group. Mr. Cameron was graduated from Trinity College, where he received a B.A. in Economics, and from Harvard Business School, where he received an M.B.A. Mr. Cameron also attended the London School of Economics. Mr. Cameron is a CFA charterholder and the treasurer of the New York Society of Security Analysts. Mr. Cameron is a director of White Oak Capital Corporation, a middle-market lending organization that is in formation. Mr. Cameron is a Fellow of the Life Management Institute. He is also a past trustee of the Securities Industry Institute.

Richard S. Foote, CFA has been our President and Chief Executive Officer and a member of our Board since our inception. Mr. Foote has been a managing director of Berkshire Capital since its formation in May 2004 and a managing director, principal and vice president of Berkshire Capital Corporation since 1994. Since 1994, Mr. Foote has advised on 30 completed mergers and acquisitions of financial services companies, including high net worth managers, institutional investment managers, mutual fund managers, real estate managers, brokerage firms, investment banks and capital markets firms with aggregate client assets under management of approximately $131 billion and aggregate transaction value of approximately $2.2 billion. Mr. Foote is a director of Berkshire Capital and serves on its compensation committee, commitment committee and technology committee. From 1991 through 1994, Mr. Foote was a co-founder and partner of Knightsbridge Capital Partners, a partnership engaged in investment banking and merchant banking activities. From 1985 to 1991, Mr. Foote was a vice president, an associate, and an analyst in the investment banking division of PaineWebber Incorporated, primarily working on mergers, acquisitions and the issuance of equity and debt securities. Mr. Foote was graduated from Harvard College, cum laude, in 1985 with an A.B. in

Economics. Mr. Foote is a CFA charterholder and a member of the CFA Institute, the New York Society of Security Analysts, the Pension Real Estate Association and the National Council of Real Estate Investment Fiduciaries.

Stuart D. Bilton, CFA has been a member of our Board since August 2009. Mr. Bilton was selected to serve as a director by the holders of our Series B Convertible Preferred Stock, or Series B Preferred Stock, in accordance with the Certificate of Designation of the Series B Preferred Stock. Mr. Bilton has served as Chairman and Chief Executive Officer of Aston since November 2006. Mr. Bilton was associated with ABN AMRO Asset Management, or AAAM, and its predecessors and/or affiliates since 1972. He served as President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. from 2001 to 2003 and as its Vice Chairman from 2004 to 2006. Prior to its acquisition by ABN AMRO, Mr. Bilton was President and Chief Executive Officer of Alleghany Asset Management, the parent company of Blairlogie Capital Management, Chicago Capital Management, Chicago Deferred Exchange Corporation, The Chicago Trust Company, Montag & Caldwell, TAMRO Capital Partners and Veredus Asset Management. He is the Chairman of the Aston Funds and is a Director of Baldwin & Lyons, Inc. He earned a B.Sc.(Econ) degree from the London School of Economics in 1967 and an M.S. degree from the University of Wisconsin in 1970.

Kenneth C. Anderson, CPA has been a member of our Board since August 2009. Mr. Anderson was selected to serve as a director by the holders of our Series B Preferred Stock in accordance with the Certificate of Designation of the Series B Preferred Stock. On September 14, 2009, Mr. Anderson stepped down as a director selected by the holders of our Series B Preferred Stock and was elected by our Board to serve as a director in the class of directors whose term will expire on the date of our 2011 annual meeting. Mr. Anderson has served as President of Aston since December 2006. Mr. Anderson was associated with AAAM and its predecessors and/or affiliates since 1993. From 2001 until 2006, Mr. Anderson was the President and CEO of the fund business and Executive Vice President and Director of Mutual Funds for AAAM. In addition, he was the Chairman of the Product Management Committee for AAAM. Mr. Anderson served on the boards of Veredus Asset Management, TAMRO Capital Partners, and ABN AMRO Investment Trust Company, subsidiaries of AAAM. He is a member of the Investment Company Institute’s Sales Force Committees and a past Chairman of the Board of Governors for the Mutual Fund Education Alliance from 2004 to 2005. From 1987 until 1993, Mr. Anderson specialized in the Financial Services Practice at KPMG LLP. He received a B.B.A. in Accounting from Loyola University of Chicago.

Aidan J. Riordan has been a member of our board of directors since May 2007. Since 2003, Mr. Riordan has been a Partner at Calvert Street Capital Partners, Inc., or CSCP, a Baltimore-based private equity investment firm focused on middle-market manufacturing and service companies. Previously, he was an Associate with Castle Harlan, Inc., a New York-based middle-market private equity partnership from 2000 to 2003. Mr. Riordan also served as an Associate for Berkshire Capital Corporation from 1994 to 1998. He holds a Bachelor of Arts degree in Economics from the University of Pennsylvania and a Masters in Business Administration degree in Finance from Columbia Business School. Mr. Riordan currently serves on the boards of directors for two CSCP portfolio companies: Universal Millennium, a printing and graphics services company, and ADAPCO, a distributor of specialty chemicals and equipment.

Theodore M. Leary Jr. has been a member of our Board since April 2009. Mr. Leary is the President of Crosswater Realty Advisors LLC, a real estate advisory firm he founded in 2005. Prior to founding Crosswater, he served for 22 years in a variety of roles as a Principal of Lowe Enterprises, a diversified real estate company. He was the President of Lowe Enterprises Investment Management, LLC, or LEIM, the institutional advisory arm of Lowe Enterprises, from 1990 to 2004 and the Chairman from 2004 to 2005. Mr. Leary worked for the Victor Palmieri Company from 1975 to 1982. Before entering the real estate business, Mr. Leary worked in the United States Senate as the chief of staff to U.S. Senator Abraham Ribicoff. Mr. Leary is a graduate of Harvard College and George Washington University Law School.

R. Bradley Forth, CFA has been our executive vice president, chief financial officer and secretary since our inception. Mr. Forth has been a vice president and an associate at Berkshire Capital since its formation in May 2004 and, before that, an associate and an analyst at Berkshire Capital Corporation since 2001. Mr. Forth has advised on 19 mergers and acquisitions of financial services companies with aggregate transaction value of approximately $1.3 billion. He was graduated from Duke University in 2001 with a B.S. in Economics and a B.A. in Chemistry. Mr. Forth is a CFA charterholder and a member of the CFA Institute and the New York Society of Security Analysts.

Number and Terms of Directors

Highbury’s Board has eight directors. Seven of the directors are divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Ammidon and Weil, will expire on the date of our Annual Meeting. The term of office of the second class of directors, consisting of Messrs. Cameron and Riordan, will expire on the date of our annual meeting in 2010. The term of office of the third class of directors, consisting of Messrs. Foote, Leary and Anderson, will expire on the date of our annual meeting in 2011.

Messrs. Bilton and Anderson were selected to serve as directors by the holders of our Series B Preferred Stock in accordance with the Certificate of Designation of the Series B Preferred Stock, which provides that the holders of our Series B Preferred Stock have the right to elect a number of directors equal to 25% of the total number of the Company’s directors. On September 14, 2009, Mr. Anderson stepped down as a director selected by the holders of our Series B Preferred Stock. He was thereafter elected by our Board to serve as a director in the class of directors whose term will expire on the date of our 2011 annual meeting. Except for the right of holders of our Series B Preferred Stock to elect a number of directors equal to 25% of the total number of the Company’s directors, and the designation of Mr. Bilton to serve as their director, no arrangement or understanding exists between any of our officers or directors and any other person or persons pursuant to which the officer or director was or is to be selected as an officer or director. There are no family relationships among any of our officers and directors.

Independence of Directors

Highbury currently does not have, and is not required to have, a majority of independent directors. Should Highbury decide to list on a securities exchange, we will be required to adhere to the independence requirements of that exchange. We believe that only four of our current eight directors, Messrs. Riordan, Ammidon, Leary and Weil, would meet the independence requirements applicable to companies listed on The Nasdaq Capital Market, including those applicable to audit, compensation and nominating committee members. While our Board considered the relationship of Mr. Ammidon with Berkshire Capital in its determination of the independence of Mr. Ammidon, our Board believes that Mr. Ammidon satisfies the independence requirements of both The Nasdaq Capital Market and Rule 10A-3 of the Securities Exchange Act of 1934 because, among other reasons, Mr. Ammidon was never employed by us or Aston and has not been an employee of Berkshire Capital since 2003. Our other four directors, Messrs. Cameron, Foote, Bilton and Anderson, would not meet the director independence requirements of The Nasdaq Capital Market. A description of our audit, compensation and nominating and corporate governance committees, including the members thereof, is set forth below.

Information Regarding Our Board of Directors and Its Committees

Our Board met 10 times during fiscal 2008. Each of our directors attended all of the meetings of the Board during fiscal 2008. Our directors are encouraged, but not required, to attend the annual stockholders’ meeting. All of our directors either attended our 2008 Annual Meeting in person or participated by telephone.

Special Committee.  In July 2009, the Board of Directors formed a Special Committee to explore and evaluate strategic alternatives aimed at enhancing stockholder value. The Special Committee consists of: Hoyt Ammidon Jr., who chairs the Special Committee, Theodore M. Leary Jr. and Aidan J. Riordan. The Special Committee has hired the investment banking firm of Sandler O’Neill & Partners, L.P. and the law firm of Debevoise & Plimpton LLP to provide financial advisory and legal services, respectively, to the Special Committee.

Audit Committee.  Prior to April 2009, our Board carried out the functions customarily undertaken by an audit committee. In April 2009, our Board formed an Audit Committee. The members of the Audit Committee are Hoyt Ammidon Jr. and Theodore M. Leary, Jr. The Audit Committee operates under a written charter adopted by our Board, which can be viewed on our website at www.highburyfinancial.com. Our Board has determined that each of R. Bruce Cameron, Richard S. Foote and Hoyt Ammidon Jr. qualify as an “audit committee financial expert” as that term is defined under Item 407(d)(5)(ii) of Regulation S-K of the Securities and Exchange Act of 1934, as amended, or the Exchange Act. However, since Messrs. Cameron and Foote are officers of Highbury, neither is “independent” as that term is defined under The Nasdaq Capital Market listing requirements. The primary duties and responsibilities of the Audit Committee include, among other things:

•	the appointment, compensation, oversight and termination of our independent auditor;
•	pre-approving audit services and permitted non-audit services to be performed by our independent auditor;
•	being directly responsible for the oversight of our internal auditors;
•	assisting the Board to ensure that management properly develops and adheres to a sound system of internal controls and that procedures are in place to objectively assess management’s practices and internal controls;
•	making regular reports to the Board addressing the quality and integrity of our financial statements, reporting processes, internal controls, accounting principles, regulatory compliance, the performance and independence of the independent auditors, and the performance of our internal audit function;
•	assisting the Board in overseeing our compliance with legal and regulatory requirements; and
•	reviewing our quarterly unaudited and annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and to examine the effectiveness of our accounting and auditing principles and practices, disclosure controls and procedures and internal controls.

Compensation Committee.  Prior to February 2009, our Board carried out the functions customarily undertaken by a compensation committee. In February, 2009, our Board formed a Compensation Committee. The members of the Compensation Committee are Aidan J. Riordan and Hoyt Ammidon Jr. The Compensation Committee operates under a written charter adopted by the board of directors, which can be viewed on our website at www.highburyfinancial.com. The primary duties and responsibilities of the Compensation Committee include, among other things:

•	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer and other executive officers;
•	reviewing and approving the annual compensation, including salary, bonus, incentive and equity compensation, for the Chief Executive Officer and, upon the recommendation of the Chief Executive Officer, other executive officers;
•	reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to the Board as needed;
•	reviewing periodically Board and committee compensation and benefits and recommending any proposed changes to the Board for approval; and
•	preparing and publishing an annual executive compensation report as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K.

The Compensation Committee has the authority to select, retain and terminate any compensation consultants, outside legal and other counsel, and other advisors as it deems necessary or appropriate in its sole discretion. The Compensation Committee may also invite consultants, as well as any officer, director or employee of Highbury, to attend meetings of the Compensation Committee or to meet with any members of the Compensation Committee.

Nominating and Corporate Governance Committee.  Prior to April 2009, our Board carried out the functions customarily undertaken by the Nominating and Corporate Governance Committee. In April 2009, our Board formed a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Aidan J. Riordan and Theodore M. Leary, Jr. The Nominating and Corporate Governance Committee operates under a written charter adopted by our Board, which can be viewed on our website at www.highburyfinancial.com.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to Highbury’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service and if the Board determines that it is appropriate to replace the retiring member, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee. The Nominating and Corporate Governance Committee believes that potential directors should possess sound judgment, understanding of the business issues affecting Highbury, integrity and the highest personal and professional ethics. In searching for potential Board nominees, the Nominating and Corporate Governance Committee seeks directors who have a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Nominating and Corporate Governance Committee seeks persons who are able to devote significant time and effort to Board responsibilities.

The Nominating and Corporate Governance Committee will consider potential nominees brought to its attention by any director or officer of Highbury. It also will evaluate recommendations for director nominees proposed by a stockholder who (i) is a stockholder of record at the time such stockholder submits the written recommendation discussed below to Highbury regarding a proposed nominee, (ii) is entitled to vote for the election of directors at the annual meeting and (iii) follows the other procedures set forth in our by-laws. A recommendation for a director nominee submitted by a qualifying stockholder must be received by Highbury no less than 90 days and no more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, if the annual meeting with respect to which such recommendation is to be made is not held within 30 days before or 70 days after such anniversary date, to be timely, notice by the stockholder must be delivered no less than 90 days and no more than 120 days before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Any stockholder recommendation for a director nominee must be submitted to Highbury’s Secretary in writing, and must comply with the requirements set forth in our By-Laws and any applicable regulations of the SEC.

The Nominating and Corporate Governance Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Code of Ethics

Our Board has adopted a Code of Ethics for our officers and directors. The text of this Code of Ethics may be found on our website at http://www.highburyfinancial.com. Amendments to and waivers from the Code of Ethics that require disclosure under applicable SEC rules will be posted on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Highbury’s officers and directors, and persons who beneficially own more than 10% of Highbury’s common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Such persons are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 that they file. Based on our review of the Forms 3, 4 and 5 filed by such persons, we believe that all Section 16(a) filing requirements applicable to Highbury’s officers, directors and greater than 10% beneficial owners were complied with as of October 30, 2009, with the following exceptions: Second Curve Capital LLC, a greater than 10% beneficial owner of Highbury’s common stock, filed a late Form 3 with the SEC on March 12, 2009 which reported two transactions. Second Curve Capital also filed a late Form 4 on March 12, 2009 which reported five transactions and a late Form 4 on October 9,

2009 which reported two transactions. Talon Asset Management, LLC, a greater than 10% beneficial owner of Highbury’s common stock, filed a late Form 3 with the SEC on June 23, 2009 which reported two transactions. Talon Asset Management LLC also filed a late Form 4 with the SEC on October 6, 2009 which reported one transaction. Stuart D. Bilton, a director of Highbury and an officer of Aston, filed a late Form 4 with the SEC on August 19, 2009 which reported one transaction. Kenneth C. Anderson, a director of Highbury and officer of Aston, filed a late Form 4 with the SEC on August 18, 2009 which reported one transaction. Gerald Dillenburg, an officer of Aston, filed a late Form 4 with the SEC on August 20, 2009 which reported one transaction.

Legal Proceedings

During the past five years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity. No officer or director is currently involved in any material proceeding in which he or any associate of his is adverse to Highbury or any of its subsidiaries or has a material interest adverse to Highbury’s interests.

EXECUTIVE COMPENSATION

Executive and Director Compensation

As a “Smaller Reporting Company,” Highbury has elected to follow scaled disclosure requirements for smaller reporting companies with respect to the disclosure required by Item 402 of Regulation S-K. Under the scaled disclosure obligations, Highbury is not required to provide a Compensation Discussion and Analysis, Compensation Committee Report and certain other tabular and narrative disclosures relating to executive compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of the Chief Executive Officer and the two most highly compensated executive officers, other than the Chief Executive Officer, of Highbury for fiscal years 2007 and 2008.

Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Total ($)
Richard S. Foote, President, Chief Executive Officer and Director	2007	—	—	—
	2008	—	$150,000	$150,000
Stuart D. Bilton, Chairman and Chief Executive Officer of Aston, Director	2007	$255,625	$674,334	$929,959
	2008	$257,500	$410,550	$668,050
Kenneth C. Anderson President of Aston, Director	2007	$204,500	$518,718	$723,218
	2008	$206,000	$315,808	$521,808

(1)	The salary and bonus of Messrs. Bilton and Anderson are paid out of the operating allocation for Aston Asset Management LLC, our wholly owned subsidiary, pursuant to the Management Agreement. A description of the Management Agreement is included in “Certain Relationships and Related Transactions — Management Agreement.”

2008 DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of the independent directors of Highbury for fiscal year 2008.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Aidan J. Riordan	$40,000	$40,000
Hoyt Ammidon Jr.	—	—

Our Board has approved annual cash fees for each of the Company’s independent directors of $40,000 for 2009. In addition, our Board has approved an annual fee of $40,000 to be paid to the chairman of the Special Committee, an annual fee of $20,000 to be paid to other members of the Special Committee, and a fee of $1,000 to be paid to each member of the Special Committee for each meeting of the Special Committee attended.

Compensation Committee Interlocks and Insider Participation

In February 2009, our Board formed a Compensation Committee consisting of Messrs. Ammidon and Riordan. However, during the fiscal year ended December 31, 2008, Highbury’s entire board of directors carried out the functions customarily undertaken by the Compensation Committee. Two members of Highbury’s board of directors, Messrs. Cameron and Foote, were executive officers of Highbury during the fiscal year ended December 31, 2008. In addition, Messrs. Cameron and Foote are executive officers of, and serve on the compensation committee of Berkshire Capital. For a description of certain transactions between us and Messrs. Cameron and Foote, see “Certain Relationships And Related Transactions — Agreements Related to Share Issuances to Related Parties.” For a description of certain transactions between us and Berkshire Capital, which will benefit Messrs. Cameron and Foote to the extent of their interest in Berkshire Capital, see “Certain Relationships and Related Transactions — Office Services Agreement” and “— Financial Advisor Engagement.” During the fiscal year ended December 31, 2008, Messrs. Cameron, Foote and Forth participated in the deliberations of Highbury’s board of directors concerning executive officer compensation but did not vote on the executive officer compensation proposal.

AUDIT COMMITTEE REPORT

For fiscal year 2008, our entire Board, then consisting of R. Bruce Cameron, Richard S. Foote, Aidan J. Riordan and Hoyt Ammidon Jr., oversaw the auditing procedures of Highbury, received and accepted the reports of Highbury’s management regarding internal systems of accounting and management controls and selected and appointed auditors for Highbury.

The Board approved the independent accountants engaged to conduct the independent audit for fiscal year 2008. The Board met with management and the independent accountants to review and discuss the December 31, 2008 consolidated financial statements. The Board also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Board reviewed written disclosures from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence and discussed with the independent accountants their firm’s independence.

Based upon the Board’s discussions with management and the independent accountants and the Board’s review of the representations of management and the independent accountants, the Board included the audited consolidated financial statements in Highbury’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission.

Respectfully submitted by: R. Bruce Cameron Richard S. Foote Aidan J. Riordan Hoyt Ammidon Jr.

* * *

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates the Report by reference in any such document.

The firm of J.H. Cohn LLP, or Cohn, which we retained on January 24, 2008, currently acts as our principal accountant. The decision to engage Cohn was approved by our Board. Cohn managed and supervised the audit of our consolidated financial statements for the 2008 and 2007 fiscal years and was exclusively responsible for the opinion rendered in connection with the audit of our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2008 and 2007.

The firm of Goldstein Golub Kessler LLP, or GGK, acted as our principal accountant from our inception through January 23, 2008, at which time we were notified that the partners of GGK became partners of McGladrey & Pullen, LLP pursuant to a limited asset purchase agreement. As reported on a Current Report on Form 8-K filed on January 28, 2008 with the SEC, on January 23, 2008, we dismissed GGK as our principal accountant and declined to appoint McGladrey & Pullen LLP as its replacement due to a potential conflict of interest.

The audit reports of GGK on our financial statements for the fiscal year ended December 31, 2006 and the period from July 13, 2005 (inception) through December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements for the period ended December 31, 2005 included a going concern explanatory paragraph.

During the period from July 13, 2005 (inception) through December 31, 2005 and the fiscal year ended December 31, 2006 and through the period ended January 28, 2008, there were: (i) no disagreements between us and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused

GGK to make reference to the subject matter of the disagreement in their reports on our financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In accordance with SEC regulations, we provided Cohn and GGK with a copy of the disclosure in this proxy statement regarding the change of principal accountants. Previously, we have provided GGK with a copy of the disclosures in our Form 8-K filed January 28, 2008 prior to filing it with the SEC and requested that GGK furnish us with a letter addressed to the SEC stating whether or not GGK agreed with our statements. A copy of the letter dated January 28, 2008 furnished by GGK in response to that request was filed as Exhibit 99.1 to the Form 8-K filed January 28, 2008.

During the period from July 13, 2005 (inception) through December 31, 2005 and the fiscal year ended December 31, 2006 and through the period ended January 28, 2008 we did not consult with Cohn on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Cohn did not provide either a written report or oral advice to us that Cohn concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The following is a summary of fees paid or to be paid to Cohn, GGK and RSM McGladrey, Inc., or RSM, for services rendered in fiscal years 2008 and 2007.

Audit Fees

During the fiscal year ended December 31, 2008, we incurred $242,416 in fees from Cohn for services provided in connection with our Quarterly Reports on Form 10-Q for the first three quarters of the 2008 fiscal year, our proxy filing for the annual stockholder meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

During the fiscal year ended December 31, 2007, we incurred $97,817 in fees for services provided by GGK in connection with our Quarterly Reports on Form 10-Q for the first three quarters of the 2007 fiscal year, filing of registration statements, our proxy filing for the annual stockholder meeting and consultation regarding accounting for potential acquisition transactions. During the fiscal year ended December 31, 2007, we incurred $140,584 in fees for services provided by Cohn in connection with our Annual Report on Form 10-K for fiscal year ended December 31, 2007.

Tax Fees

In 2007, we paid RSM $28,025 in connection with the preparation of our 2006 tax returns and tax consultation.

Pre-Approval of Fees

Prior to formation of our Audit Committee in April 2009 our full Board was, and since its formation the Audit Committee has been, responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In recognition of this responsibility, our Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. In fiscal years 2008 and 2007, we did not pay any fees to Cohn or GGK for services that fall under the categories “Audit Related Fees”, “Tax Fees” and “All Other Fees” as such categories are defined in the rules promulgated by the SEC.

Auditor Attendance at Annual Meeting

Representatives of Cohn will not be present at the 2009 Annual Meeting. However, representatives of Cohn will be available to respond to appropriate questions by telephone if necessary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 30, 2009 in respect of the beneficial ownership of Highbury’s common stock and Series B Preferred Stock by each director, by each named executive officer and by all directors and executive officers of Highbury as a group, and each person known by us, as a result of such person’s public filings with the SEC and the information contained therein, to be the beneficial owner of more than 5% of Highbury’s outstanding shares of common stock or Series B Preferred Stock. The percentages of common stock beneficially owned are based on 15,039,244 shares of common stock outstanding as of October 30, 2009 adjusted for each holders’ exercisable warrants and/or shares of common stock issuable upon conversion of shares of Series B Preferred Stock, if any. The percentages of Series B Preferred Stock beneficially owned are based on 1,000 shares of Series B Preferred Stock outstanding as of October 30, 2009.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock and Series B Preferred Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Common Stock	Amount and Nature of Beneficial Ownership of Series B Preferred Stock	Approximate Percentage of Outstanding Series B Preferred Stock
Stuart D. Bilton(2)	1,671,480	10.0%	371.44	37.1%
John D. Weil(3)	1,376,500	9.2%
Kenneth C. Anderson(4)	1,285,740	7.9%	285.72	28.6%
R. Bruce Cameron(5)	1,223,751	8.1%
Broad Hollow LLC(6)	1,001,250	6.7%
Richard S. Foote(7)	667,500	4.4%
Gerald Dillenburg(8)	642,870	4.1%	142.86	14.3%
R. Bradley Forth	111,249	0.7%
Aidan J. Riordan	3,450	<0.1%
Hoyt Ammidon Jr.	2,000	<0.1%
Theodore M. Leary, Jr.(9)	—	—
Peerless Systems Corporation(10)	3,070,355	20.4%
Nisswa Master Fund Ltd.(11)	1,727,659	6.3%
Woodbourne Partners, L.P.(12)	1,368,000	9.1%
Talon Asset Management, LLC(13)	1,287,837	8.6%
Second Curve Capital, LLC(14)	1,002,000	6.7%
Fairview Capital(15)	940,000	6.3%
North Star Investment Management Corp.(16)	866,874	5.8%
Christine R. Dragon(17)	257,143	1.7%	57.14	5.7%
All executive officers and directors as a group (nine individuals)	6,341,670	35.2%	657.16	65.7%

(1)	Unless otherwise noted, the business address of each stockholder listed in this table is c/o Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202.
(2)	Mr. Bilton beneficially owns, and SDB Aston, Inc. is the record owner of, 371.44 shares of Series B Preferred Stock, which represents approximately 37.1% of the outstanding shares of Series B Preferred Stock. Mr. Bilton and SDB Aston, Inc. may be deemed to beneficially own in the aggregate 1,671,480 shares of common stock issuable upon conversion of the 371.44 shares of Series B Preferred Stock. SDB Aston, Inc., and Mr. Bilton by virtue of being the sole stockholder of SDB Aston, Inc., may be deemed to have shared voting and dispositive power with respect to 371.44 shares of Series B Preferred Stock convertible into 1,671,480 shares of common stock. The business address of SDB Aston, Inc. and Mr. Bilton is c/o Aston Asset Management LLC, 120 North La Salle Street, Suite 2500, Chicago, IL 60602.

(3)	Mr. Weil is the President of Clayton Management Company, which is the general partner of Woodbourne Partners, L.P. 1,368,000 shares of common stock are held of record by Woodbourne Partners, L.P. In addition, Mr. Weil’s wife holds 8,500 shares of common stock in an IRA account. The business address of Mr. Weil is 200 North Broadway, Suite 825, St. Louis, MO 63102.
(4)	Mr. Anderson beneficially owns, and KCA Aston, Inc. is the record owner of, 285.72 shares of Series B Preferred Stock, which represents approximately 28.6% of the outstanding shares of Series B Preferred Stock. Mr. Anderson and KCA Aston, Inc. may be deemed to beneficially own in the aggregate 1,285,740 shares of common stock issuable upon conversion of the 285.72 shares of Series B Preferred Stock. KCA Aston, Inc., and Mr. Anderson by virtue of being the sole stockholder of KCA Aston, Inc., may be deemed to have shared voting and dispositive power with respect to 285.72 shares of Series B Preferred Stock convertible into 1,285,740 shares of common stock. The business address of KCA Aston, Inc. and Mr. Anderson is c/o Aston Asset Management LLC, 120 North La Salle Street, Suite 2500, Chicago, IL 60602.
(5)	Includes 1,001,250 shares owned of record by Broad Hollow LLC that are attributed to Mr. Cameron, according to Section 13(d) of the Exchange Act, due to his position as the managing member of Broad Hollow LLC. The business address of Mr. Cameron is c/o Berkshire Capital Securities LLC, 535 Madison Avenue, 19th Floor, New York, New York 10022.
(6)	The business address of Broad Hollow is c/o Berkshire Capital Securities LLC, 535 Madison Avenue, 19th Floor, New York, New York 10022.
(7)	The business address of Mr. Foote is c/o Berkshire Capital Securities LLC, 535 Madison Avenue, 19th Floor, New York, New York 10022.
(8)	As reported in the Form 4 filed with the SEC on August 20, 2009 by Gerald Dillenburg. Mr. Dillenburg beneficially owns, and GFD Aston, Inc. is the record owner of, 142.86 shares of Series B Preferred Stock, which represents approximately 14.3% of the outstanding shares of Series B Preferred Stock. Mr. Dillenburg and GFD Aston, Inc. may be deemed to beneficially own in the aggregate 642,870 shares of common stock issuable upon conversion of the 142.86 shares of Series B Preferred Stock. GFD Aston Inc., and Mr. Dillenburg by virtue of being the sole stockholder of GFD Aston, Inc., may be deemed to have shared voting and dispositive power with respect to 142.86 shares of Series B Preferred Stock convertible into 642,870 shares of common stock. The business address of GFD Aston, Inc. and Mr. Dillenburg is c/o Aston Asset Management LLC, 120 North La Salle Street, Suite 2500, Chicago, IL 60602.
(9)	The business address of Mr. Leary is 308 N. Sycamore Avenue, Apt. 406, Los Angeles, CA 90036.
(10)	As reported in the Schedule 13D/A filed with the SEC on October 9, 2009 by Peerless Systems Corporation. Peerless has sole voting and dispositive power over all of the shares of common stock. The business address of Peerless is 2381 Rosecrans Avenue, El Segundo, California 90245.
(11)	As reported in the Schedule 13G/A filed with the SEC on February 12, 2008 and the Form 4 filed with the SEC on April 2, 2008 by Brian Taylor, Pine River Capital Management L.P., and Nisswa Master Fund Ltd and a Schedule 13G/A filed with the SEC on January 16, 2009 by Brian Taylor, Pine River Capital Management L.P., and Nisswa Acquisition Master Fund Ltd. Includes 1,013,900 shares issuable upon exercise of warrants that are now exercisable. Brian Taylor and Pine River Capital Management L.P. have shared voting power and shared dispositive power over 1,013,900 warrants; and Nisswa Master Fund Ltd. has shared voting power and shared dispositive power over 659,400 of these 1,013,900 warrants. Brian Taylor, Pine River Capital Management L.P. and Nisswa Acquisition Master Fund Ltd. have shared voting and dispositive power over 713,759 shares. The business address of each of these persons is c/o Pine River Capital Management L.P., 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.
(12)	As reported in a Schedule 13G/A filed with the SEC on February 13, 2009 by Woodbourne Partners L.P., Clayton Management Company and John D. Weil. The controlling person of Woodbourne Partners, L.P. is Clayton Management Company, its General Partner, and Mr. Weil is the President and controlling person of Clayton Management Company. Mr. Weil and Clayton Management Company have sole voting and dispositive power over the 1,368,000 shares. The business address of Woodbourne Partners, L.P. is 200 North Broadway, Suite 825, St. Louis, Missouri 63102.
(13)	As reported in the Schedule 13D/A filed with the SEC on September 11, 2009 by Talon Opportunity Partners, L.P., Talon Opportunity Managers, LLC and Talon Asset Management, LLC and a Form 4 filed on October 6, 2009. Talon Opportunity Managers, LLC is the sole general partner of Talon Opportunity Partners, L.P. Talon Asset Management, LLC is the managing member of Talon Opportunity Managers,

LLC. As a consequence, Talon Asset Management, LLC and Talon Opportunity Managers, LLC may be deemed to share beneficial ownership of all of the shares of common stock owned by Talon Opportunity Partners, L.P. Talon Asset Management, LLC has shared voting and dispositive power over 1,287,837 shares of common stock. Talon Opportunity Managers, LLC and Talon Opportunity Partners, L.P. each has shared voting and dispositive power over 1,273,837 shares of common stock. The business address of each of the reporting persons is One North Franklin Street, Suite 900, Chicago, Illinois 60606.
(14)	As reported in a Schedule 13G/A filed with the SEC on February 17, 2009 by Second Curve Capital, LLC, Thomas K. Brown and Second Curve Opportunity Fund, LP. and a Form 4 filed with the SEC on October 5, 2009 by Second Curve Capital, LLC and Thomas K. Brown. Second Curve Capital, LLC and Thomas Brown have shared voting and dispositive power with respect to 1,002,000 shares. Second Curve Opportunity Fund, LP has shared voting and dispositive power with respect to 497,820 of the 1,002,000 shares. The business address of each of these persons is 237 Park Avenue, 9th Floor, New York, NY 10017.
(15)	As reported in the Schedule 13G/A filed with the SEC on February 11, 2009 by Fairview Capital, Fairview Capital Investment Management, LLC, Andrew F. Mathieson, Scott W. Clark and Darlington Partners, L.P. Fairview Capital Investment Management, LLC is an investment adviser. It is the general partner and investment adviser of Darlington Partners, L.P. Fairview Capital is the manager of Fairview Capital Investment Management, LLC. Mr. Mathieson is the controlling stockholder and President of Fairview Capital. Mr. Clark is a member and portfolio manager of Fairview Capital Investment Management, LLC. The reporting persons have shared voting and dispositive power over 940,000 shares and Mr. Clark has sole voting and dispositive power over an additional 3,000 shares. The business address of each of the reporting persons is 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904.
(16)	As reported in a Schedule 13D/A filed with the SEC on October 16, 2009 by North Star Investment Management Corporation, Kuby Gottlieb Special Value Fund LP, North Star Opportunity Fund LP, and North Star Investment Services, Inc. North Star Investment Management Corporation directly controls advisory accounts which own 42,699 shares of common stock. Kuby Gottlieb Special Value Fund LP is the beneficial owner of 540,800 shares of common stock. North Star Opportunity Fund LP is the beneficial owner of 150,725 shares of common stock. North Star Investment Management Corporation has sole dispositive power over 866,874 shares and North Star Opportunity Fund LP has sole voting power over 866,874 shares of common stock. Clients of North Star Investment Management Corporation have the sole power to vote 132,650 shares of common stock held on their behalf. The business address of each of the reporting persons is 20 North Wacker Drive, Suite 1416, Chicago, Illinois 60606.
(17)	Ms. Dragon beneficially owns, and CRD Aston, Inc. is the record owner of, 57.14 shares of Series B Preferred Stock, which represents approximately 5.7% of the outstanding shares of Series B Preferred Stock. Ms. Dragon and CRD Aston, Inc. may be deemed to beneficially own in the aggregate 257,143 shares of common stock issuable upon conversion of the 57.14 shares of Series B Preferred Stock. CRD Aston, Inc., and Ms. Dragon by virtue of being the sole stockholder of CRD Aston, Inc., may be deemed to have shared voting and dispositive power with respect to 57.14 shares of Series B Preferred Stock. The business address of CRD Aston, Inc. and Ms. Dragon is c/o Aston Asset Management LLC, 120 North La Salle Street, Suite 2500, Chicago, IL 60602.

Certain Relationships and Related Transactions

Agreements Related to Share Issuances to Related Parties

Our initial stockholders are entitled to registration rights with respect to the shares of common stock, warrants and units of the Company owned by them. The holders of the majority of the shares purchased prior to the initial public offering, or the founding shares, and the holders of the majority of the units purchased in the private placement completed contemporaneously with our initial public offering are each entitled to make up to two demands that we register these securities and any other securities of ours owned by them. In addition, our initial stockholders have certain “piggy-back” registration rights with respect to such securities on registration statements filed by us. We will bear the expenses incurred in connection with the filing of any of the foregoing registration statements. These securities are also eligible for resale pursuant to Rule 144 under the Securities Act.

Office Services Agreement

Commencing on January 25, 2006, Berkshire Capital made available to us such office space and certain general and administrative services as we required from time to time. On November 30, 2006, we entered into a new office services agreement with Berkshire Capital which provided for a monthly fixed fee for office services of $7,500. On October 31, 2007, we replaced the November 30, 2006 agreement with a new office services agreement with Berkshire Capital which provides for a monthly fixed fee of $10,000 for office and secretarial services including use and access to our office in Denver, Colorado and those other office facilities of Berkshire Capital as we may reasonably require as well as information technology equipment and access to numerous subscription-based periodicals and databases. In addition, certain employees of Berkshire Capital provide us with financial reporting, administrative and information technology support on a daily basis. R. Bruce Cameron, our Chairman of the Board, Richard S. Foote, our President, Chief Executive Officer and Director, and R. Bradley Forth, our Executive Vice President, Chief Financial Officer and Secretary are employees and equity owners of Berkshire Capital. As a result of these affiliations, these individuals will benefit from the transaction to the extent of their interest in Berkshire Capital. However, this arrangement is solely for our benefit and is not intended to provide any of our executive officers compensation in lieu of a salary. We believe, based on rents and fees for similar services, that the fee charged by Berkshire Capital is more favorable than we could have obtained from an unaffiliated third party. This agreement was ratified in accordance with our Related Person Policy described below.

Financial Advisor Engagement

We have engaged Berkshire Capital to act as our non-exclusive financial adviser in connection with possible acquisitions and a review of strategic alternatives. In such capacity, Berkshire Capital will assist us in (i) structuring, negotiating and completing acquisitions of targets identified by us and acknowledged by both us and Berkshire Capital as being subject to Berkshire Capital’s engagement, and (ii) identifying prospective purchasers if we decide to pursue a sale transaction, and structuring, negotiating and assisting us in the completion of such transaction. If we enter into an agreement to acquire a target company during the term of Berkshire Capital’s engagement or within two years thereafter, and such acquisition is completed, then we will pay Berkshire Capital a success fee at closing equal to the greater of (a) the sum of 3.0% of the first $15 million of the aggregate consideration in such transaction and 1.0% of the aggregate consideration in such transaction in excess of $15 million, and (b) $600,000. If, on or before September 18, 2011, we enter into an agreement for our sale, and such sale is completed, then we will pay Berkshire Capital a success fee at closing equal to the greater of (x) 1.0% of the aggregate consideration in such transaction and (y) $1,000,000. Upon the execution of a definitive agreement with respect to an acquisition, we will pay Berkshire Capital $200,000, and upon the execution of a definitive agreement with respect to a sale, we will pay Berkshire Capital $150,000, which, in each case, will be credited against the success fee. We will also reimburse Berkshire Capital for its reasonable expenses in performing its services under the engagement letter and will indemnify Berkshire Capital for liabilities it incurs in performing such services, unless such liabilities are attributable to Berkshire Capital’s gross negligence or willful misconduct. R. Bruce Cameron, our Chairman of the Board, Richard S. Foote, our President, Chief Executive Officer and Director, and R. Bradley Forth, our Executive Vice President, Chief Financial Officer and Secretary are employees and equity owners of Berkshire Capital. As a result of these affiliations, these individuals will benefit from the transaction to the extent of their interest in Berkshire Capital. Berkshire Capital has agreed to take such measures as necessary to ensure that Messrs. Cameron, Foote and Forth do not receive compensation from Berkshire Capital directly from the fee paid to Berkshire Capital in connection with any sale transaction. We believe, based on discussions with other investment banks, that the terms of our engagement of Berkshire Capital are at least as favorable as we could have obtained from an unaffiliated third party. Our engagement of Berkshire Capital was approved in accordance with our Related Person Policy described below.

Exchange Agreements

On August 10, 2009, Highbury entered into an Exchange Agreement (the “First Exchange Agreement”) with the holders (the “B Investors”) of Series B limited liability company interests (the “Series B LLC Units”) of Aston and the persons named as management stockholders therein who own interests in certain of the B Investors and are employees of Aston (the “Management Stockholders”). Pursuant to the Exchange Agreement, the B Investors sold all of their Series B LLC Units to Highbury in exchange for shares of Series B Preferred Stock of Highbury. The B Investors include affiliates of Stuart D. Bilton, one of our directors and the Chairman and CEO of Aston, and Kenneth C. Anderson, one of our directors and the President of Aston, and each of Messrs. Bilton and Anderson is a Management Stockholder. As a result of the transaction, Aston became a wholly-owned subsidiary of Highbury.

Pursuant to the terms of the First Exchange Agreement, each holder of Series B LLC Units received in exchange for each Series B LLC Unit, 2.8571 shares of Series B Preferred Stock which resulted in an aggregate issuance of 1,000 shares of Series B Preferred Stock with a face value of $22.5 million. An affiliate of Mr. Bilton received 371.44 shares of Series B Preferred Stock and an affiliate of Mr. Anderson received 285.72 shares of Series B Preferred Stock. The rights of the holders of Series B Preferred Stock are set forth in the Certificate of Designation of the Series B Preferred Stock which was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on August 11, 2009.

In connection with the closing of the First Exchange Agreement, Aston distributed $790,000 to the Management Stockholders, as holders of Series B LLC Units, as a return of capital.

On September 14, 2009, Highbury entered into an Exchange Agreement (the “Second Exchange Agreement”) with the B Investors, including affiliates of Stuart D. Bilton, one of our directors and the Chairman and CEO of Aston, and Kenneth C. Anderson, one of our directors and the President of Aston. Pursuant to the Second Exchange Agreement, the B Investors agreed to exchange up to 36% of their shares of Series B Preferred Stock to Highbury for up to 1,620,000 shares of Common Stock.

Pursuant to the Second Exchange Agreement, each time a person becomes a beneficial owner of 25% or more of the outstanding voting securities of Highbury, or a 25% Stockholder, Highbury simultaneously will issue to each B Investor its pro rata share of the “Exchange Shares.” “Exchange Shares” means the number of shares of Common Stock that Highbury must issue such that after such issuance the number of voting securities held by the 25% Stockholder that triggered the Exchange will be equal to one share less than 25% of the outstanding voting securities. In exchange for the Exchange Shares, each B Investor will assign to Highbury such number of shares or fractional shares of Series B Preferred Stock (which shall not exceed 360 shares of Series B Preferred Stock in the aggregate) equal to the quotient of (x) the number of Exchange Shares issued to such B Investor and (y) the “Conversion Number.” The “Conversion Number” is 4,500, subject to standard anti-dilution provisions. The number of shares of Common Stock to be received in exchange for each share of Series B Preferred Stock is the same as the number of shares of Common Stock into which the Series B Preferred Stock is presently convertible.

The maximum number of shares of Common Stock that Highbury may be required to issue in exchange for Series B Preferred Stock pursuant to the Second Exchange Agreement is 1,620,000. The maximum number of shares that may be issued to each of Messrs. Bilton and Anderson is 601,714 and 462,857, respectively. An exchange may not occur after the earlier to occur of (i) the first anniversary of the date of the Second Exchange Agreement and (ii) a transaction that would constitute a Change of Control (as defined in the Certificate of Designation of the Series B Preferred Stock) of Highbury. If an exchange does not occur on or before the first anniversary of the date of the Second Exchange Agreement, the Second Exchange Agreement will terminate. As of       , 2009, no exchange has been consummated under the Second Exchange Agreement.

Amended and Restated Investor Rights Agreement

As part of the First Exchange Agreement, Highbury entered into an Investor Rights Agreement with the Investors and the Management Stockholders. In connection with the Second Exchange Agreement, Highbury entered into an Amended and Restated Investor Rights Agreement, dated September 14, 2009, with the Investors and Management Stockholders.

The Amended and Restated Investor Rights Agreement provides each of the B Investors with certain registration rights for shares of Common Stock issued upon conversion of the Series B Preferred Stock and the Exchange Shares, including three demand registration rights and unlimited piggy-back registration rights.

The Amended and Restated Investor Rights Agreement also places certain restrictions on the transfer of shares of Series B Preferred Stock and Exchange Shares. The Amended and Restated Investor Rights Agreement includes certain restrictions on voting by the B Investors, including the affiliates of Messrs. Bilton and Anderson, which limit the aggregate vote of Exchange Shares and Series B Preferred Stock to not represent more than 25% of the votes that may be cast on any matter.

Management Agreement

In connection with the First Exchange Agreement, Highbury entered into a Management Agreement with each of the Management Stockholders, including Messrs. Bilton and Anderson, and Aston which delegates certain powers to a management committee composed initially of Management Stockholders, or the Management Committee, to operate the business of Aston. Pursuant to the Management Agreement, 72% of the revenues, or the Operating Allocation, of Aston shall be allocated by the Management Committee for use by management of Aston to pay the operating expenses of Aston, including salaries and bonuses. The remaining 28% of revenues, or the Owners Allocation, of Aston is paid to Highbury as the owner of the business. Highbury’s contractual share of revenues has priority over any payment of the Operating Allocation. Any reduction in revenues to be paid to Highbury as a result of expenses exceeding the Operating Allocation is required to be paid to Highbury out of future Operating Allocation before any compensation may be paid to the Management Stockholders. In the event that operating expenses are less than the Operating Allocation, the balance may be paid as bonuses to the Management Stockholders, including Messrs. Bilton and Anderson.

Conflicts of Interest

Our public stockholders should be aware of the following potential conflicts of interest. Our officers and directors are not required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating management time among various business activities. Furthermore, Messrs. Cameron, Foote and Forth, our executive officers, are affiliated with Berkshire Capital. Berkshire Capital’s clients may compete with us for acquisitions in the financial services industry, and Berkshire Capital may have a duty to present certain acquisition opportunities to its clients before it presents them to us.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Persons

Our board of directors has adopted certain written policies and procedures for the review, approval and ratification of related person transactions, which we refer to as our Related Person Policy. Among other things, our Related Person Policy provides that any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest, must be reported to our board of directors prior to the consummation or amendment of the transaction. A related person, as defined in our Related Person Policy, means any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. Our board of directors reviews these related person transactions and considers all of the relevant facts and circumstances available to the board of directors, including (if applicable) but not limited to: the benefits to us; the availability of other sources of comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The board of directors may approve only those related person transactions that are in, or are not inconsistent with, the best interests of us and of our stockholders, as the board of directors determines in good faith. At the beginning of each fiscal year, the board of directors will review any previously approved or ratified related person transactions that remain ongoing and have a remaining term of more than six months. The board of directors will consider all of the relevant facts and circumstances and will determine if it is in the best interests of us and our stockholders to continue, modify or terminate these related person transactions.

The transactions described under the caption “— Agreements Related to Share Issuances to Related Parties” were not approved or ratified in accordance with our Related Person Policy, which was not in effect at the time such transactions were consummated. Because all of our directors at that time had an interest in such transactions, it was not possible to have them approved or ratified by disinterested directors.

PROPOSAL NO. 2

PEERLESS PROPOSAL RECOMMENDING ELIMINATION OF
CLASSIFICATION OF OUR BOARD

Peerless has notified us that it intends to present a non-binding stockholder proposal recommending that our Board amend our Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate our classified Board. If Peerless does not present this proposal at the Annual Meeting, the proposal will not be submitted to a vote. Peerless’ proposal does not specify the effect of the proposal on the unexpired terms of directors elected to the Board at or prior to the Annual Meeting or whether they expect previously elected directors to be disqualified from completing their terms, and we have not taken any position on this issue. Our Board believes that this stockholder proposal would not be in our best interests or the best interests of our stockholders. After thorough consideration, our Board recommends that you vote AGAINST this proposal.

The Board believes our classified board structure serves the best interests of our stockholders by balancing experience, continuity and stability on the Board. The Board believes that directors who have experience with us and knowledge of our business and strategy are a valuable resource and are better positioned to make fundamental decisions that are in our best interests and the best interests of our stockholders. A classified board ensures that, at any given time, a majority of directors have over one year of experience as directors and solid knowledge of our business, except in the unlikely event that multiple directors die, resign or are removed so that less than a majority of directors have over one year of experience. Our Board believes it benefits from such experience and is better positioned to make strategic decisions and plans that, in the long-term, are in our best interests and the best interests of our stockholders.

The Board also believes that our current Board structure allows for gradual change. Since December 2008, three new independent directors and two new management directors have been added to our Board. Our Board believes experienced directors benefit from the new perspectives and viewpoints added by new directors. At the same time, new directors benefit from interaction with directors who have longer experience with us. If our Board were declassified, all of our directors could be replaced in a single election by directors who are unfamiliar with us and our business strategies, thus losing the benefits of our experienced Board.

Because a classified Board produces more orderly change in the composition of the Board and in our policies and strategies, the Board believes we are better equipped to attract and retain prominent and well-qualified directors who are willing and able to commit the time and resources required to understand fully our business and its operations. The Board further believes that our classified structure enhances the independence of non-management directors. It provides them with an assured three-year term of office rather than a one-year term during which they may be hesitant to challenge management.

A classified board structure also restricts opportunistic corporate raiders, who focus on short-term gain at the expense of long-term value, from taking rapid control of a company without paying an appropriate premium to all stockholders. In the event of a takeover attempt, we believe our classified board structure will encourage a potential bidder to negotiate with the Board on an arms-length basis, thereby giving the Board the time necessary to evaluate the adequacy and fairness of potential bids, consider alternative proposals and negotiate the best result for all stockholders. A classified board structure also enhances the Board’s ability to resist potentially unfair and abusive takeover tactics, including coercive two-tiered tender offers. If our Board were not classified, a potential acquirer whose nominees receive a plurality of the votes cast at an annual meeting of the stockholders could replace all or a majority of the directors with its own nominees, who could then approve a takeover proposal from that acquirer even if the price did not provide adequate value.

Our Board is active, involved and committed to strong corporate governance, as evidenced by the fact that our Board is comprised of 50% independent directors and has a fully independent Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee even though we are not required to have such committees because we are not listed on a national securities exchange. Declassification is not a required component of good corporate governance. All of our directors are required by Delaware law to uphold their fiduciary duties to us and our stockholders. The Board believes that a classified board in no way diminishes directors’ responsibilities or their accountability to stockholders.

In summary, the Board believes that the benefits of the current classified board structure do not come at the cost of directors’ accountability to stockholders. The Board believes that directors elected to three-year terms are just as accountable to stockholders as directors elected annually, because all directors are required to uphold their fiduciary duties to us and our stockholders. In addition, we believe our classified board structure serves the best interests of our stockholders by balancing experience, continuity and stability on the Board.

Our Board recommends that you vote AGAINST Proposal No. 2.

PROPOSAL NO. 3

PEERLESS PROPOSAL RECOMMENDING REDEMPTION OF RIGHTS
UNDER RIGHTS AGREEMENT

Peerless has notified us that it intends to present a non-binding stockholder proposal recommending that the Board redeem all rights under our Rights Agreement, and that our Board obtain stockholder approval prior to entering into any future rights agreement. If Peerless does not present this proposal at the Annual Meeting, the proposal will not be submitted to a vote. After thorough consideration, the Board recommends that you vote AGAINST this proposal.

On August 10, 2009, our Board declared a dividend of one preferred share purchase right, or a Right, for each outstanding share of our common stock. Each Right entitles the registered holder to purchase from us one one-thousandth of a share of Series A Junior Participating Preferred Stock at a price of $20.00, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement filed as an exhibit to our Current Report on Form 8-K filed with the SEC on August 11, 2009.

The Rights are designed to (i) assure that all of our stockholders receive fair and equal treatment in the event of any proposed takeover of us, (ii) guard against two-tier, partial or other coercive tender offers, open market accumulations and other tactics designed to gain control of us without paying all stockholders a fair price, (iii) provide the Board with sufficient time to review takeover proposals and consider available alternatives and (iv) enhance the Board’s ability to negotiate with a prospective acquiror. The Rights and Rights Agreement are not intended to deter acquisition proposals that are fair and otherwise in our best interests and the best interests of our stockholders. The Rights Agreement was not adopted in response to any unsolicited takeover proposal.

Our Board believes that the Rights Agreement encourages potential acquirors to negotiate directly with the Board. The Board’s ability to seek a higher price or a better alternative on behalf of all stockholders in a takeover contest is significantly greater than the ability of an individual stockholder to achieve such a result. Accordingly, the Board believes that it is in the best position to evaluate and negotiate any potential offer, and to develop alternatives to maximize stockholder value. Without the protection of the Rights Agreement, we could lose important bargaining power in negotiating a transaction with a potential acquiror or pursuing other potential alternatives.

The Rights Agreement is not designed or intended to prevent an unsolicited, non-abusive offer to acquire us at a price and on terms that are fair and in the best interests of our stockholders. In addition, the terms of the Rights Agreement allow the Board to redeem the Rights to permit an acquisition that it determines, in the exercise of its fiduciary duties, adequately reflects our value and is in the best interest of our stockholders. Stockholders also continue to possess the right to vote on extraordinary transactions, such as mergers, major reorganizations and liquidations, to decide whether to tender their shares if a tender offer is made. In addition, pursuant to the terms of the Rights Agreement, the stockholders will have the opportunity to approve the Rights Agreement at our next annual meeting in 2010. If the stockholders do not approve the Rights Agreement at our 2010 annual meeting, it will automatically terminate.

Our Board recommends that you vote AGAINST Proposal No. 3.

MISCELLANEOUS

Stockholder Proposals

If a proposal is presented by a stockholder at our Annual Meeting for which we did not receive notice on or before June 26, 2009 (the last day under SEC rules by which a proposal could be submitted for inclusion in this proxy statement), then the proxy holders designated by the Board may exercise their discretionary voting authority with regard to such matter. In addition, if the Board determines that a proposal was not properly brought before the meeting in accordance with the requirements described above, the Chairman of the Board may declare that the matter will not be considered at the Annual Meeting.

A stockholder who wants to present a proposal at the 2010 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing at our offices at 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202, Attention: Corporate Secretary, on or before     , 2010. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

A stockholder who wants to present a proposal at the 2010 annual meeting (but not to include the proposal in our proxy statement) or to nominate a person for election as a director must comply with the requirements set forth in our by-laws. Our by-laws require, among other things, that our corporate secretary receive written notice from the record holder of intent to present such proposal or nomination no less than 90 days and no more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, if the annual meeting with respect to which such notice is to be tendered is held more than 30 days before or more than 70 days after such anniversary date, to be timely, notice by the stockholder must be delivered no less than 90 days and no more than 120 days before such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Therefore, if the 2010 annual meeting is held within 30 days before or 70 days after the anniversary date of the 2009 annual meeting, we must receive notice of a proposal no earlier than     , 2010, and no later than     , 2010. The notice must contain the information required by our by-laws. You may obtain a print copy of our by-laws upon request from our corporate secretary at Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. In addition, any person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

Stockholder Communication with Our Board

Any communications from stockholders to our Board must be addressed in writing and mailed to the attention of the Board of Directors, c/o Corporate Secretary, Highbury Financial Inc., 999 Eighteenth Street, Suite 3000, Denver, Colorado 80202. The Corporate Secretary will compile the communications, summarize lengthy or repetitive communications and forward these communications to the directors, in accordance with the judgment of our Chairman of the Board. Any matter relating to our financial statements, accounting practices or internal controls should be addressed to Richard S. Foote.

Other Matters

We do not intend to bring before the meeting for action any matters, and we are not aware of any other matters which are proposed to be presented by others, other than those specifically referred to in this proxy statement. If any other matters or motions should properly come before the meeting, the persons named in the WHITE proxy card intend to vote on any such matter in accordance with their best judgment, including any matters or motions dealing with the conduct of the meeting.

Annual Report on Form 10-K

A copy of Highbury’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being mailed to each stockholder together with this proxy statement.

Highbury files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by Highbury with the SEC at the SEC public reference room located in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, 100 F Street N.E., Washington, D.C. 20549. You may access information on Highbury at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement incorporated by reference in this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement or incorporated in this proxy statement by reference.

If you would like additional copies of this document, or if you have questions about the Annual Meeting, you should contact:

Richard S. Foote
Highbury Financial Inc.
999 Eighteenth Street, Suite 3000
Denver, CO 80202
Tel: (303) 357-4802

SCHEDULE I

Participant Information

In addition to us, the participants in the solicitation of proxies pursuant to this proxy statement include each of our directors and R. Bradley Forth, our Executive Vice President, Chief Financial Officer and Secretary. With respect to the participants in the solicitation by our Board pursuant to this proxy statement:

•	Except for the interest that each participant may have as a result of ownership of our securities or his position as an officer and/or director, no participant has an interest in the proposals set forth in this proxy statement;
•	The name of each participant is set forth in the section of this proxy statement entitled “Election of Directors — Information Concerning Nominees to our Board” and “Election of Directors — Information About Our Non-nominee Directors and Officers”. The business address of each participant is as set forth in the footnotes to the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management”;
•	Each director’s principal occupation or employment and the name and principal business of the corporation or other organization in which such employment is carried on is set forth in the section of this proxy statement entitled “Election of Directors — Information Concerning Nominees to our Board” and “Election of Directors — Information About Our Non-nominee Directors and Officers”;
•	No participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years;
•	The amount of each class of our securities which each participant (and his associates, if any) owns beneficially, directly or indirectly, is set forth in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management”;
•	No participant owns any of our securities which are owned of record but not beneficially;
•	The following table shows certain information with respect to all securities of the Company bought or sold by each participant during the last two years:

Name of Participant	Date	Purchased	Sold
Hoyt Ammidon Jr.	3/24/2009	2,000 shares of common stock
Kenneth C. Anderson	8/10/2009	285.72 shares of Series B Preferred Stock
Stuart D. Bilton	8/10/2009	371.44 shares of Series B Preferred Stock
R. Bruce Cameron	10/5/2009	33,334 shares of common stock(1)
	10/5/2009	300,000 shares of common stock(2)
	10/5/2009		150,000 shares of common stock(3)
Richard S. Foote	10/5/2009	100,000 shares of common stock(1)
R. Bradley Forth	10/5/2009	16,666 shares of common stock(1)
Theodore M. Leary, Jr.	—	—	—
Aidan J. Riordan	—	—	—
John D. Weil	5/1/2008	176,000 shares of common stock(4)

(1)	Shares of common stock acquired through the exercise of outstanding warrants.
(2)	Shares of common stock are attributable to Broad Hollow LLC, of which Mr. Cameron is the managing member, and were acquired through the exercise of outstanding warrants.
(3)	Shares of common stock were sold by Broad Hollow LLC, of which Mr. Cameron is the managing member.
(4)	Shares of common stock purchased by Woodburne Partners, L.P. Clayton Management Company is the general partner of Woodburne Partners, L.P. and Mr. Weil is the President of Clayton Management Company.

•	No participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies, other than the First Exchange Agreement, Second Exchange Agreement and Amended and Restated Investor Rights Agreement described in this proxy statement;
•	No participant beneficially owns, directly or indirectly, any securities of our subsidiary;
•	Except as set forth in this proxy statement in the section entitled “Certain Relationships and Related Transactions”, no participant, or an associate thereof, is a party to any transaction required to be reported pursuant to Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended; and
•	No participant in this solicitation or any associate thereof has any arrangement or understanding with any person with respect to any future employment by us or any of our affiliates, or with respect to any future transactions to which we or any of our affiliates will or may be a party, except as disclosed in this proxy statement.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

Preliminary Copies

PROXY

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF HIGHBURY FINANCIAL INC.

The undersigned appoints Richard S. Foote or R. Bradley Forth as proxies with full power to act without the other and each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Highbury Financial Inc. ("Highbury") held of record by the undersigned on _____________, 2009, at the Annual Meeting of Stockholders to be held on _____________, 2009, or any postponement or adjournment thereof.

At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting in accordance with SEC rules.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NUMBER 1 AND "AGAINST" EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3. THE HIGHBURY BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "AGAINST" EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

HIGHBURY MAY POSTPONE THE ANNUAL MEETING TO SOLICIT ADDITIONAL VOTES IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE HIGHBURY BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NUMBER 1 AND "AGAINST" EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3. THE HIGHBURY BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "AGAINST" EACH OF PROPOSAL NO. 2 AND PROPOSAL NO. 3.

Please mark your votes like this **X**

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote for the nominee listed below
Proposal No. 1 - Election of Directors. **NOMINEES**: (01) Hoyt Ammidon Jr. (02) John D. Weil	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.
ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ________________ **Signature** ________________ **Date** ________, **2009.**

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer.